UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) - September 29, 2004
                                                         ------------------

                        PENNFED FINANCIAL SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Maryland                         0-24040             22-3297339
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(State or other jurisdiction of          (Commission        (I.R.S. Employer
 incorporation or organization)          File Number)     Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                     07052-2989
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (973) 669-7366
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

     On September 29, 2004, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1, announcing the declaration of a 2-for-1 split in the form of a 100% stock dividend.

Item 9.01.  Financial Statements and Exhibits

     (c)  Exhibits

            Regulation
            S-K Exhibit
               Number                              Document
            -----------                       -------------------

                99.1                          Press Release dated
                                              September 29, 2004

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            PENNFED FINANCIAL SERVICES, INC.



Date: September 29, 2004                    By:  /s/ Joseph L. LaMonica
                                                -----------------------
                                                Joseph L. LaMonica
                                                President and Chief
                                                Executive Officer